                          FORD LIFE INSURANCE COMPANY

                       1995 AUDIT OF FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Ford Life Insurance Company:

We have audited the balance sheet of Ford Life Insurance Company at December 31, 1995 and 1994, and the related statements of income and of earnings retained for use in the business, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ford Life Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, Ford Life changed its method of accounting for investments as of January 1, 1994.

/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.

Detroit, Michigan
January 26, 1996

FORD LIFE INSURANCE COMPANY
STATEMENT OF INCOME AND OF EARNINGS RETAINED FOR USE IN THE BUSINESS (in thousands)


                                             FOR THE YEARS ENDED DECEMBER 31
                                             -------------------------------
                                               1995       1994       1993
                                             ---------  ---------  ---------

Revenue
 Premiums earned                               $ 38,295   $ 40,526   $ 43,974
 Investment and other income                    213,727    152,526    152,897
                                               --------   --------   --------

  Total revenue                                 252,022    193,052    196,871
                                               --------   --------   --------

Expenses
 Losses incurred                                 18,087     20,585     25,588
 Amortization of deferred acquisition costs      32,845     16,649     50,799
 Interest credited on annuities                 175,061    115,037     69,982
 Interest on short-term borrowings                1,480      4,928       -
 Operating expenses                              24,101     15,605     16,340
                                               --------   --------   --------

  Total expenses                                251,574    172,804    162,709
                                               --------   --------   --------

  Income before income taxes                        448     20,248     34,162

Provision for income taxes                        2,050      6,526     13,024
                                               --------   --------   --------

  Net income (loss)                              (1,602)    13,722     21,138

Earnings retained for use in the business
 Beginning of year                              199,363    185,641    164,503
                                               --------   --------   --------

 End of year                                   $197,761   $199,363   $185,641
                                               ========   ========   ========


The accompanying notes are an integral part of the financial statements.

FORD LIFE INSURANCE COMPANY
BALANCE SHEET
(in thousands)

                                                          DECEMBER 31
                                                    ------------------------
                    ASSETS                             1995         1994
                                                    -----------  -----------
Cash and cash equivalents                            $ 171,537    $ 212,195
Investment securities
  Available for sale at market                       2,976,557    2,376,237
  Held to maturity, at amortized cost                    2,095        2,102
Investment income due and accrued                       46,875       42,834
Reinsurance receivables
  Affiliated companies                                  36,322       38,140
  Other                                                  4,372        5,933
Accounts receivable
  Affiliated companies                                   2,841        4,306
  Other                                                    722          927
Agents' balances receivable                              6,564        7,548
Prepaid reinsurance premiums                            92,971      101,042
Deferred income taxes                                   14,146       68,723
Deferred acquisition costs
  Annuity contracts                                     79,118      172,137
  Insurance policies                                    27,442       29,627
Other                                                    1,719        1,884
                                                   -----------  -----------
    Total assets                                   $ 3,463,281  $ 3,063,635
                                                   ===========  ===========

       LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES
  Unearned premiums                                 $  151,310   $  163,181
  Annuity contracts                                  3,006,003    2,726,576
  Unpaid losses                                         45,111       50,170
  Federal taxes payable                                  9,491       -
  Accounts payable
    Affiliated companies                                 5,620        5,595
    Other                                               11,637        4,471
  Deferred income and other liabilities                  1,460        2,047
                                                   -----------  -----------
    Total liabilities                                3,230,632    2,952,040
                                                   -----------  -----------

STOCKHOLDER'S EQUITY
  Capital stock, par value $12.50 a share, 200,000
    shares authorized, issued and outstanding            2,500        2,500
  Paid-in surplus (contributions by stockholder)        21,859       21,859
  Unrealized (loss) gain on investments, net of taxes
    of $6,589 in 1995 and $(59,068) in 1994             12,318     (109,587)
  Foreign currency translation adjustments              (1,789)      (2,540)
  Earnings retained for use in the business            197,761      199,363
                                                   -----------  -----------
    Total stockholder's equity                         232,649      111,595
                                                   -----------  -----------

    Total liabilities and stockholder's equity     $ 3,463,281  $ 3,063,635
                                                   ===========  ===========

The accompanying notes are an integral part of the financial statements.

FORD LIFE INSURANCE COMPANY
STATEMENT OF STOCKHOLDER'S EQUITY
for the years ended December 31, 1995, 1994 and 1993
(in thousands)

                                                                                            FOREIGN        EARNINGS
                                                                          UNREALIZED        CURRENCY     RETAINED FOR    TOTAL
                                             CAPITAL          PAID-IN    GAINS/(LOSSES)    TRANSLATION    USE IN THE   STOCKHOLDER'S
                                              STOCK           SURPLUS    ON INVESTMENTS    ADJUSTMENTS     BUSINESS        EQUITY
                                             -------          --------   --------------    -----------  -------------- -------------
Balances, January 1, 1993                    $ 2,500          $ 10,500        $     18      $ (595)       $ 164,503      $ 176,926

  Contribution by stockholder                                    1,359                                                       1,359

  Change in unrealized gains, net of tax                                            43                                          43

  Change in foreign currency
     translation                                                                              (744)                           (744)

    Net income                                                                                               21,138         21,138
                                             -------         --------         --------     --------       ---------      ---------
Balances, December 31, 1993                    2,500           11,859               61      (1,339)         185,641        198,722

  Contribution by stockholder                                  10,000                                                       10,000

  Change in accounting principle,
     adoption of SFAS 115, net of tax                                           25,200                                      25,200

  Change in foreign currency
     translation                                                                            (1,201)                         (1,201)

  Change in unrealized gains (losses),
     net of tax                                                               (134,848)                                   (134,848)

  Net income                                                                                                 13,722         13,722
                                             -------         --------         --------     --------       ---------      ---------
Balances, December 31, 1994                    2,500           21,859         (109,587)      (2,540)        199,363        111,595

  Change in unrealized gains (losses),
     net of tax                                                                121,905                                     121,905

  Change in foreign currency
     translation                                                                                751                            751

  Net income (loss)                                                                                          (1,602)        (1,602)
                                             -------         --------         --------     --------       ---------      ---------
Balances, December 31, 1995                  $ 2,500         $ 21,859         $ 12,318     $ (1,789)      $ 197,761      $ 232,649
                                             =======         ========         ========     ========       =========      =========

The accompanying notes are an integral part of the financial statements.
                                       4

FORD LIFE INSURANCE COMPANY
STATEMENT OF CASH FLOWS
(in thousands)

                                                                   FOR THE YEARS ENDED DECEMBER 31
                                                                -------------------------------------
                                                                    1995        1994         1993
                                                                -----------  -----------  -----------
Cash flows from operating activities
  Net income (loss)                                              $ (1,602)     $ 13,722     $ 21,138
  Adjustments to reconcile net income to
    net cash used in operating activities:
      Interest credited to annuity contracts                      176,089       125,296       77,794
      Deferred income taxes                                       (10,798)        4,947      (12,611)
      Amortization of discounts on investments                        (79)          (15)        (357)
      Losses (gains) on sale of investments                        10,106        23,184      (44,627)
      Changes in
        Unearned premiums                                         (11,871)       (3,061)     (15,813)
        Unpaid losses                                              (5,059)       (4,315)       4,718
        Deferred acquisition costs                                 (7,400)      (74,895)     (19,813)
        Reinsurance receivables, affiliate                          1,818           865       (6,534)
        Reinsurance receivables, other                              1,561           712          306
        Prepaid reinsurance premiums                                8,071         1,167        6,467
        Other assets                                               (1,222)      (18,881)      (3,938)
        Other liabilities                                          16,097       (30,146)      16,938
                                                              -----------   -----------  -----------
      Net cash provided by operating activities                   175,711        38,580       23,668
                                                              -----------   -----------  -----------
Cash flows from investing activities
  Acquisition of investments:
      Held-to-maturity                                                  -          (681)      *
      Available for sale                                       (2,306,563)   (3,231,656)      *
                                                              -----------   -----------  -----------
      Total acquisitions of investments                        (2,306,563)   (3,232,337)  (3,803,818)

  Proceeds from investment sales and maturities:
      Sales of available for sale                               1,986,332     2,285,526       *
      Maturities of available for sale                                527           411       *
                                                              -----------   -----------  -----------
      Total proceeds from investment sales and maturities       1,986,859     2,285,937    3,124,884
                                                              -----------   -----------  -----------
      Net cash used in investing activities                      (319,704)     (946,400)    (678,934)
                                                              -----------   -----------  -----------
Cash flows provided by financing activities
  Receipts from annuity contracts                                 267,214     1,105,706      789,863
  Payment of annuity benefits                                    (163,879)     (102,472)     (46,719)
  Contribution by stockholder                                           -        10,000            -
                                                              -----------   -----------  -----------
      Net cash provided by financing activities                   103,335     1,013,234      743,144
                                                              -----------   -----------  -----------

Net increase (decrease) in cash and cash equivalents              (40,658)      105,414       87,878

Cash and cash equivalents, beginning of year                      212,195       106,781       18,903
                                                              -----------   -----------  -----------
Cash and cash equivalents, end of year                        $   171,537   $   212,195  $   106,781
                                                              ===========   ===========  ===========
Supplementary cash flow information
  Income taxes paid (refunded)                                $     3,317   $    (4,098) $    32,246
  Interest paid                                                     1,840         4,928            -

*Securities were not separately identified as held-to-maturity or available for sale in prior years.

The accompanying notes are an integral part of the financial statements.

FORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

1.   ACCOUNTING POLICIES:

    a. BUSINESS: Ford Life Insurance Company ("Ford Life") offers single premium and flexible premium deferred annuity contracts (generally without life contingencies) through financial institutions, general agents and brokers. Ford Life also issues credit life and credit disability insurance covering purchasers of vehicles financed by Ford Motor Credit Company ("Ford Credit") and other financial institutions.

    b. AFFILIATES: Ford Life is a wholly owned subsidiary of The American Road Insurance Company ("TARIC"), which is a wholly owned indirect subsidiary of Ford Motor Company ("Ford").

    c. CASH EQUIVALENTS: Ford Life considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

    d. INVESTMENTS: Ford Life adopted Statement of Financial Accounting Standards No. 115 ("SFAS 115"), "Accounting for Certain Investments in Debt and Equity Securities," as of January 1, 1994. Under SFAS 115, the Company's investments in equity and debt securities were divided into two portfolios, available-for-sale and held-to-maturity, based upon the Company's ability and intent to hold the securities to maturity. Available-for-sale securities are recorded at fair value with unrealized gains and losses, net of applicable income taxes, excluded from income and reported in a separate component of stockholder's equity. Held-to-maturity securities are recorded at amortized cost.

         For the year ended December 31, 1993, marketable equity securities were recorded at market value, with unrealized gains and losses, net of applicable taxes, recorded directly in stockholder's equity.

         Realized gains and losses on the sale of investments are included in investment and other income. The cost of investments sold generally is determined on a specific security basis for debt securities.

    e. DEFERRED ACQUISITION COSTS: Costs incurred in the acquisition of annuity contracts, consisting primarily of commissions, are deferred and amortized over the life of the related contracts using the interest method. Anticipated returns from the investment of annuity contract receipts, including any unrealized gains or losses on available for sale securities, are considered in determining the amortization of such costs.

         Costs of acquiring new credit life and disability business are deferred and amortized over the terms of the related policies on the same bases on which premiums are earned.

         Deferred acquisition costs for both annuity and credit life and disability business are reviewed to determine that the unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

    f. PREMIUMS: The liability for unearned premiums represents the amount of premiums applicable to the unexpired terms of the credit life and disability policies in force. Premiums are earned over the policy periods based on amounts at risk, primarily using the sum-of-the-digits method.

    g. ANNUITIES: The liability for annuity contracts reflects deposits received and interest credited, less related withdrawals including surrender charges. At December 31, 1995 and 1994, the weighted average interest rate on annuity contracts outstanding was 5.9 and 6.3 percent, respectively. The interest rates offered are guaranteed for periods of either one or five years. Interest credited to annuity account balances is recognized as expense; surrender charges are recognized as a reduction of interest credited to annuitants.

    h. UNPAID LOSSES: The liability for unpaid losses includes provisions for reported insurance losses and an estimate of unreported losses based on past experience.

    i. FOREIGN CURRENCY TRANSLATION: Assets and liabilities of the Canadian branch are translated at current exchange rates, and the effects of these translation adjustments are accumulated in a separate component of stockholder's equity. The change in this account results from translation adjustments accumulated during the year.

    j. DERIVATIVE FINANCIAL INSTRUMENTS: Ford Life has entered into agreements to manage exposure to fluctuations in interest rates related to annuity contracts. Interest rate exposure exists because the interest rate payable on annuity contracts is reset annually whereas interest rates on related investments are generally fixed.

         Ford Life has interest rate swap agreements with Ford Credit.
         The differential paid or received on interest rate swap agreements is recognized on the accrual basis as an adjustment to interest credited to annuities. For 1995, a differential of $6.9 million was paid and for 1994, a differential of $766 thousand was received related to interest rate swap agreements.

         Ford Life also had an option from a third party to enter into an interest rate swap agreement ("swaption"). The purchase price was capitalized and amortized to interest credited to annuities over the life of the swaption, which expired during 1995.

         All derivative instruments are classified as "held for purposes other than trading"; company policy specifically prohibits the use of derivatives for speculative purposes.

    k. ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    l. FINANCIAL STATEMENT RECLASSIFICATIONS: Certain amounts in prior year financial statements have been reclassified to conform with the 1995 presentation.

2.   INVESTMENT AND OTHER INCOME:

     Investment and other income is comprised of the following:

                                                      1995       1994       1993
                                                   ----------  ---------  ---------
                                                              (in thousands)

Interest on debt securities and cash equivalents    $ 222,758  $ 172,228  $ 103,515
Dividends on marketable equity securities                   5        149        154
Net (loss) gains on sales of investments              (10,106)   (23,184)    44,624
                                                   ----------  ---------  ---------

    Total investment income                           212,657    149,193    148,293

  Less investment expense                               2,535      1,731      1,359
                                                   ----------  ---------  ---------

    Net investment income                             210,122    147,462    146,934

Other income, primarily ceding fees                     3,605      5,064      5,963
                                                   ----------  ---------  ---------

    Investment and other income                     $ 213,727  $ 152,526  $ 152,897
                                                   ==========  =========  =========

3.   INVESTMENT SECURITIES:

     At December 31, 1995 and 1994, the amortized cost and estimated market values of investment securities were as follows:

                                                             1995
                                       ------------------------------------------------
                                                       GROSS      GROSS      ESTIMATED
                                        AMORTIZED   UNREALIZED  UNREALIZED     MARKET
             ISSUER                       COST         GAINS      LOSSES       VALUE
             ------                    ----------   ----------  ----------  -----------
Held to maturity:
 U. S. government and agencies         $     2,095  $      173  $    -       $     2,268
                                       -----------  ----------  ----------   -----------
Available for sale:
 U. S. government and agencies             151,966       3,042       -           155,008
 Municipal securities                       26,000       1,174       -            27,174
 Foreign governments                        28,278         534         (13)       28,799
 Corporate securities                    1,863,549      73,764      (3,658)    1,933,655
 Mortgage-backed securities                815,852      18,500      (2,431)      831,921
                                       -----------  ----------  -----------  -----------
  Total available for sale               2,885,645      97,014      (6,102)    2,976,557
                                       -----------  ----------  -----------  -----------
  Total investments in securities      $ 2,887,740    $ 97,187    $ (6,102)  $ 2,978,825
                                       ===========  ==========  ===========  ===========


                                                              1994
                                        --------------------------------------------------
                                                         GROSS       GROSS       ESTIMATED
                                        AMORTIZED     UNREALIZED   UNREALIZED      MARKET
                ISSUER                    COST           GAINS       LOSSES        VALUE
                ------                  ---------     ----------   ----------    ---------
Held to maturity:
 U. S. government and agencies          $     2,102    $      9   $     (55)    $   2,056
                                        -----------   ---------   -----------   ----------
Available for sale:
 U. S. government and agencies               78,369          15      (4,928)       73,456
 Municipal securities                        42,580          -       (3,696)       38,884
 Foreign governments                         93,151          80      (9,534)       83,697
 Corporate securities                     1,642,860         383    (127,107)    1,516,136
 Mortgage-backed securities                 717,568         255     (54,656)      663,167
 Equity securities                              938          -          (41)          897
                                        -----------       -----  ----------   -----------
  Total available for sale                2,575,466         733    (199,962)    2,376,237
                                        -----------       -----  ----------   -----------
  Total investments in securities       $ 2,577,568       $ 742  $ (200,017)  $ 2,378,293
                                        ===========       =====  ==========   ===========

Proceeds from sales of investments in available for sale securities during 1995 and 1994, and securities held for investment in 1993 were $1,986.3 million, $2,285.5 million and $3,124.3 million, respectively. Gross gains of $15.3, $9.2 and $51.7 million and gross losses of $25.4, $32.4 and $7.1 were realized on those sales in 1995, 1994 and 1993, respectively.

     The amortized cost and estimated market value of investments in debt securities at December 31, 1995, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          HELD TO MATURITY       AVAILABLE FOR SALE
                                        ---------------------  -----------------------
                                                    ESTIMATED                ESTIMATED
                                        AMORTIZED    MARKET     AMORTIZED     MARKET
                                           COST       VALUE       COST         VALUE
                                        ----------  ---------  -----------  -----------
                                                      (in thousands)
Due in one year or less                    -          -       $   19,677   $   20,025
Due after one year through five years    $ 1,613    $ 1,684    1,162,790    1,209,700
Due after five years through ten years       186        209      496,753      521,108
Due after ten years                          296        375      390,573      393,803
Mortgage-backed securities                 -          -          815,852      831,921
                                         -------    -------   ----------   ----------
                                         $ 2,095    $ 2,268   $2,885,645   $2,976,557
                                         =======    =======   ==========   ==========


4.   SHORT-TERM BORROWINGS:

     During 1995 and 1994, as part of its investment strategy, Ford Life entered into repurchase agreements and dollar roll transactions to increase its return on investments and improve liquidity. These transactions are accounted for as collateralized borrowings. The maximum amount of outstanding agreements at any month-end during 1995 and 1994 was $66.5 and $95.9 million, respectively, and the average amount of outstanding agreements was $35.8 and $56.6 million during 1995 and 1994, respectively. There were no outstanding agreements as of December 31, 1995 or 1994.

5.   DEFERRED ACQUISITION COSTS:

     Following is an analysis of changes in deferred acquisition costs:

                                      1995       1994       1993
                                   ----------  ---------  --------
                                           (in thousands)
Balance, beginning of year          $ 201,764  $  96,269  $ 75,825
 Additions
  Commissions paid                     32,638     82,051    62,235
  Premium taxes                           (32)       977     1,029
  Interest bonus                        7,639      8,516     7,979
                                    ---------  ---------  --------

  Net additions                        40,245     91,544    71,243

 Adjustment related to unrealized
   (gains) losses on investments     (102,604)    30,600      -

 Amortization of acquisition costs    (32,845)   (16,649)  (50,799)
                                    ---------  ---------  --------

Balance, end of year                $ 106,560  $ 201,764  $ 96,269
                                    =========  =========  ========


6.   REINSURANCE:

     Ford Life cedes most of its credit disability insurance business, as written, to American Road for a ceding fee. In addition, Ford Life cedes and assumes credit life and credit disability insurance business to and from other affiliates. Reinsurance ceding fees received and ceding commissions paid are deferred and earned or amortized over the terms of the related policies on the same bases on which the related premiums are earned. Amounts deductible from losses incurred in connection with insurance ceded to affiliated and unaffiliated companies were (in millions): 1995 - $31.0 and $3.9; 1994 - $33.0 and $7.5; 1993 - $43.8
     and $10.9. Amounts added to losses incurred relating to reinsurance assumed from certain of its affiliates were (in millions): 1995 - $1.2; 1994 - $2.6; 1993 - $4.8.

     The effect of reinsurance on premiums written and earned is as follows (in millions):

                                                     1995             1994              1993
                                               ---------------  ---------------   ---------------
                                               WRITTEN  EARNED  WRITTEN  EARNED   WRITTEN  EARNED
                                               -------  ------  -------  ------   -------  ------
Direct                                         $ 86.6   $ 96.9   $100.7   $102.5   $ 99.2   $109.6
Assumed from American Road and affiliates         2.2      3.9      4.4      6.1      4.3      9.3
Ceded to
  American Road and affiliates                  (43.4)   (49.3)   (49.5)   (49.9)   (48.5)   (52.7)
  Nonaffiliates                                 (11.1)   (13.2)   (17.4)   (18.2)   (20.0)   (22.2)
                                               ------   ------   ------   ------   ------   ------
Net premiums                                   $ 34.3   $ 38.3   $ 38.2   $ 40.5   $ 35.0   $ 44.0
                                               ======   ======   ======   ======   ======   ======

In 1993, Ford Life assumed all insurance in force and other outstanding liabilities from Vista Life Insurance Company of Texas, an affiliate. Ford Life received assets of $8.1 million, an amount equal to the liabilities assumed, in consideration for this assumption. Ford Life also guaranteed all of the outstanding liabilities of Vista Life Insurance Company of Texas as of April 1, 1993. Concurrent with this reinsurance transaction, Ford Life received a $1.4 million capital contribution from American Road.

Reinsurance contracts do not relieve Ford Life from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to Ford Life. Therefore, Ford Life evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurance insolvencies. Ford Life holds collateral that relates to balances recorded as reinsurance receivables and prepaid reinsurance premiums, for nonaffiliates, in the form of trust balances, custodial balances and letters of credit approximating $11.7 million at December 31, 1995.

7.   UNPAID LOSSES:

                                          1995      1994      1993
                                        --------  --------  --------

Balance at January 1                    $ 50,170  $ 54,485  $ 48,636
 Less reinsurance receivables             44,073    45,650    39,422
                                        --------  --------  --------

                                           6,097     8,835     9,214
                                        --------  --------  --------

Incurred related to:
 Current year                             19,542    22,812    27,245
 Prior years                              (1,455)   (2,227)   (1,657)
                                        --------  --------  --------

  Total incurred                          18,087    20,585    25,588
                                        --------  --------  --------

Paid related to:
 Current year                             15,160    17,447    19,619
 Prior years                               4,607     5,876     6,348
                                        --------  --------  --------

  Total paid                              19,767    23,323    25,967
                                        --------  --------  --------

Net balance at December 31                 4,417     6,097     8,835
 Plus reinsurance receivables             40,694    44,073    45,650
                                        --------  --------  --------

Balance at December 31                  $ 45,111  $ 50,170  $ 54,485
                                        ========  ========  ========


The liability for unpaid claims and claim adjustment expenses is calculated using factors, such as average claim amount, morbidity tables and IBNR factors, which are applied to statistical amounts of premium in force, policies in force and open claim counts. As a result of decreases in new business production over the last several years, the in-force premium and policy counts, as well as paid losses, have been on the decline.

8.   INCOME TAXES:

     Ford Life joins with American Road and Ford Holdings in filing consolidated United States income tax returns. Pursuant to an agreement with Ford Holdings, income tax liabilities or credits are allocated to Ford Life in accordance with Ford Life's contribution to Ford Holdings' consolidated tax position.

     The provision for income taxes consisted of the following:

                                              1995      1994      1993
                                           ----------  -------  --------
                                                    (in thousands)
Currently (refundable) payable
 Federal                                     $ 12,058  $   757  $ 24,901
 Foreign                                          110      618       664
 State                                            680      204        70
                                             --------  -------  --------
   Total currently (refundable) payable         12,848    1,579    25,635

Deferred, primarily federal                   (10,798)   4,947   (12,611)
                                             --------  -------  --------
   Provision for income taxes                 $  2,050  $ 6,526  $ 13,024
                                             ========  =======  ========

Deferred income taxes, on a SFAS No. 109 basis, reflect the estimated future tax effect of temporary differences between the amount of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations. The components of deferred income tax assets and liabilities as of December 31 were are as follows:

                                                     1995                                   1994
                                              -----------------------                 ----------------------
                                              DEFERRED    DEFERRED                   DEFERRED    DEFERRED

                                               TAX          TAX                        TAX         TAX

                                              ASSETS    LIABILITIES                  ASSETS    LIABILITIES
                                            ----------  -----------                 ---------  -----------
                                                                        (in thousands)
 Unrealized gain/loss on securities               -         $  6,589                 $  59,068        -

Unearned premium reserves                      $ 8,705        -                        10,654        -

Deferred acquisition costs                       -           49,959                     -         $ 47,228

Annuity reserve                                 64,186        -                        47,220        -

All other                                          844        3,041                       711        1,702
                                                --------     --------                 ---------     --------

           Total deferred taxes                 $ 73,735     $ 59,589                 $ 117,653     $ 48,930
                                                ========     ========                 =========     ========

The effective tax rate was 458 percent in 1995, 32 percent in 1994 and 38 percent in 1993. Differences between the effective tax rates and the U. S. statutory tax rate principally were the result of investment income not subject to tax or subject to tax at reduced rates, the impact of foreign and state income taxes and the revision of estimated income tax expense for prior years.

9.   FINANCIAL INSTRUMENTS:

     The estimated fair value of financial instruments held by Ford Life at December 31, and the valuation techniques used to estimate the fair value are described below. In accordance with SFAS No. 107, insurance contracts have been excluded from this analysis.

                                              1995                  1994
                                     ---------------------  --------------------
                                                 ESTIMATED             ESTIMATED
                                       BOOK         FAIR      BOOK        FAIR
                                       VALUE       VALUE      VALUE      VALUE
                                     ----------  ---------  ---------  ---------
                                                   (in thousands)
ASSETS
  Cash and cash equivalents        $  171,537  $  171,537  $  212,195 $  212,195
  Investment securities             2,978,652   2,978,825   2,378,339  2,378,293
  Accrued interest and dividends       46,875      46,875      42,834     42,834

LIABILITIES
  Accounts payable                     26,748      26,748      10,066     10,066

DERIVATIVE INSTRUMENTS
  Interest rate instruments
    Swap contracts                         55     (40,386)         83      3,527
    Swaption                             -           -          1,844      1,844

     a. CASH AND CASH EQUIVALENTS: The book value approximates fair value because of the short maturity of these instruments.

     b. INVESTMENT SECURITIES: The fair value of substantially all securities was estimated based on quoted market prices for those securities. For securities for which there were no quoted market prices, the estimate of fair value was based on similar types of securities that are traded in the market.

     c. ACCRUED INTEREST AND DIVIDENDS: The book value approximates fair value because accrued amounts are expected to be received within one year.

9.   FINANCIAL INSTRUMENTS, CONTINUED:

     d. ACCOUNTS PAYABLE: The book value approximates fair value because amounts are expected to be paid within one year.

     e. DERIVATIVE INSTRUMENTS: The estimated fair value of interest rate swap and swaption contracts are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and counterparties' credit standing.

          Information with respect to Ford Life's interest rate swap and swaption contracts is summarized as follows:

                                                                NOTIONAL OR
                                                                 CONTRACT
                                                                  AMOUNT
                                                                -----------
                                                                1995   1994   COUNTERPARTY
                                                                ----- ------  ------------
                                                               (in millions)
Interest rate swaps
 Matures 1997, receive fixed-pay floating                     $  5        -    Ford Credit
 Matures 1998, receive fixed-pay floating                       10        -    Ford Credit
 Matures 1998, receive fixed-pay floating                       20        -    Ford Credit
 Matures 1999, receive fixed-pay floating                       10   $   10    Ford Credit
 Matures 1999, receive floating-pay fixed                      500      500    Ford Credit
 Matures 1999, receive fixed-pay floating                       20        -    Ford Credit
 Matures 2000, receive fixed-pay floating                       10       10    Ford Credit
 Matures 2002, receive fixed-pay floating                       10       10    Ford Credit

Swaption, exercisable 1995, matured 1995, receive
  floating-pay fixed                                             -    1,870    Third party


10.  TRANSACTIONS WITH AFFILIATED COMPANIES:

     Ford and certain subsidiaries provide Ford Life with technical and administrative advice and services for which Ford Life paid the following (in thousands): 1995 - $8,129; 1994 - $5,857; 1993 - $5,960.

10.  TRANSACTIONS WITH AFFILIATED COMPANIES, CONTINUED:

     All of the liabilities of Ford Life are guaranteed by TARIC, its parent. All related credit risk is guaranteed by Ford Credit.

     See other Notes for additional information regarding transactions with affiliated companies.


11.  DIVIDEND RESTRICTION:

     Payment of dividends by Ford Life to a company within its holding company system is regulated by the State of Michigan. Under Michigan regulation all dividends must be reported to the Michigan Insurance Commissioner prior to payment.


12.  LITIGATION AND CLAIMS:

     Various legal actions, governmental proceedings and other claims are pending or may be instituted or asserted in the future against Ford Life. Some of these matters involve or may involve class actions, compensatory, punitive, or antitrust or other treble damage claims in very large amounts, or other requested relief.

     Litigation is subject to many uncertainties, the outcome of individual litigated matters is not predictable with assurance, and it is reasonable possible that some of the foregoing matters could be decided unfavorable to Ford Life. Although the amount of liability at December 31, 1995 with respect to actions, governmental proceedings and claims cannot be ascertained, Ford Life believes that any resulting liability should not materially affect the financial statements of Ford Life at December 31, 1995.


13.  STATUTORY NET INCOME AND STOCKHOLDER'S EQUITY:

     Generally accepted accounting principles differ in certain respects from statutory accounting practices prescribed or permitted by insurance regulatory authorities. Statutory net income (loss) was (in thousands):
     1995  - $14,444; 1994  - ($17,145); 1993  - $11,887.  Statutory
     stockholder's equity was (in thousands) $113,443 and $96,256 at December 31, 1995 and 1994, respectively.

     Ford Life, domiciled in Michigan, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Michigan Insurance Bureau. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

14. SUBSEQUENT EVENT:

    On February 29, 1996, TARIC sold all of the outstanding stock of the Company to SunAmerica Inc. ("Sun") for cash of $172.5 million. Prior to February 29, 1996, all of the Company's credit life and disability business was ceded to affiliates. The following table provides information about the credit life and disability business at December 31, 1995 that was ceded to affiliates.

                                                     DECEMBER 31,
                                                        1995
                                                    --------------
                                                    (in thousands)
        Cash and investments                           $  26,069
        Deferred acquisition costs                        27,442
        Other assets                                     145,080
        Unearned premiums, net of reinsurance            151,310
        Loss reserves, net of reinsurance                 45,111
        Other liabilities                                 16,306
        Total revenues                                    45,239
        Total expenses                                    48,229